AIRCRAFT FINANCE TRUST
                        ASSET BACKED NOTES, SERIES 1999-1
                              REPORT TO NOTEHOLDERS
                All amounts in US dollars unless otherwise stated

Payment Date                  15th of each month
Convention                     Modified Following Business Day

Current Payment Date                August 15, 2000
Current Calculation Date             August 9, 2000


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1. Account Activity Summary between Calculation Dates
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
                                              Prior                                                        Balance on
                                            Balance              Deposits           Withdrawals      Calculation Date

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
Expense Account                       17,333,655.37          2,433,209.19           (919,556.48)        18,847,308.08
Collection Account                    66,291,154.13         13,657,146.99        (14,291,154.13)        65,657,146.99
VARIG Reserve Account                  6,750,000.00                     -                     -          6,750,000.00
Lessee Funded Account                 10,330,254.17            435,307.85           (265,000.00)        10,500,562.02
----------------------------------------------------------------------------------------------------------------------
Total                                100,705,063.67         16,525,664.03        (15,475,710.61)       101,755,017.09
----------------------------------------------------------------------------------------------------------------------

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2. Analysis of Expenses Account Activity
----------------------------------------------------------------------------------------------------------------------

Opening Balance on Previous Calculation Date                                                            17,333,655.37
Transfer from Collection Account on Previous Payment Date                                                2,433,209.19
Interim Transfer from (to) Collection Account                                                                       -
Payments on Previous Payment Date                                                                         (412,255.44)
Interim payments                                                                                          (507,301.04)
Other                                                                                                               -
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Balance on Current Calculation Date                                                                     18,847,308.08
----------------------------------------------------------------------------------------------------------------------


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3. Analysis of Collection Account Activity
----------------------------------------------------------------------------------------------------------------------

Opening Balance on Previous Calculation Date                                                            66,291,154.13
Collections during period
 - lease rentals                                                                                        10,787,828.85
 - maintenance reserves                                                                                  1,372,743.43
 - other                                                                                                            -
 - interest income                                                                                         500,941.38
Drawings under Credit or Liquidity Enhancement Facilities                                                           -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                              -
Transfer to Expense Account on previous Payment Date                                                    (2,433,209.19)
Net Swap receipts (payments) on previous Payment Date                                                      730,633.33
Net Transfers from (to) Lessee Funded Accounts                                                             265,000.00
Net Transfers from (to) Varig Reserve Accounts                                                                      -
Aggregate Note Payments on previous Payment Date                                                       (11,857,944.94)
Interim Transfer from (to) Expense Account                                                                          -
----------------------------------------------------------------------------------------------------------------------
Balance on Current Calculation Date                                                                     65,657,146.99
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

Net Transfers pursuant to Section 3.07 of the Trust Indenture                                                       -
                                                                                                ----------------------
Available Collections                                                                                   65,657,146.99
                                                                                                ----------------------

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3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)        Required Expense Amount                                                                         986,358.86
(ii)       (a)  Class A Interest but excluding Step-up/Additional Interest                               4,912,191.05
           (b)   Swap Payments other than subordinated swap payments                                                -
(iii)      Repayment of Primary Eligible Credit Facilities                                                          -
(iv)       First Collection Account top-up                                                              33,000,000.00
(v)        Class A Minimum principal payment                                                                        -
(vi)       Class B Interest                                                                                780,635.55
(vii)      Repayment of Secondary Eligible Credit Facilities                                                        -
(viii)     Second collection account top-up                                                             10,000,000.00
(ix)       Class B Minimum principal payment                                                                        -
(x)        Class C Interest                                                                                706,666.67
(xi)       Repayment of Tertiary Eligible Credit Facilities                                                         -
(xii)      Third Collection Account top-up                                                               5,000,000.00
(xiii)     Class A Supplemental principal                                                                           -
(xiv)      Class B Supplemental principal                                                                           -
(xv)       Class C Minimum principal payment                                                                        -
(xvi)      Class D Interest                                                                                586,666.67
(xvii)     Repayment of Subordinate Eligible Credit Facilities                                                      -
(xviii)    Fourth Collection Account top-up                                                              4,000,000.00
(xix)      Class D Minimum principal payment                                                                        -
(xx)       Expense Accrual                                                                               2,297,274.80
(xxi)      Additional and Step-up Interest
           (a)  Additional Interest                                                                                 -
           (b)  Maturity Step-up Interest                                                                           -
           (c)  Registration Step-up Interest                                                                       -
(xxii)     Class A Scheduled principal                                                                              -
(xxiii)    Class B Scheduled principal                                                                     718,086.67
(xxiv)     Class C Scheduled principal                                                                              -
(xxv)      Class D Scheduled principal                                                                              -
(xxvi)     Reimbursement of Beneficial Interest Cure Payments                                                       -
(xxvii)    Sale Premium
           (a)  Class C                                                                                             -
           (b)  Class D                                                                                             -
(xxviii)   Expense Account for Modification Accruals and Refinancing Payments                                       -
(xxix)     Class A Outstanding Principal Balance                                                         2,669,266.72
(xxx)      Class B Outstanding Principal Balance                                                                    -
(xxxi)     Class C Outstanding Principal Balance                                                                    -
(xxxii)    Class D Outstanding Principal Balance                                                                    -
(xxxiii)   Subordinated Swap Payments                                                                               -
(xxxiv)    Additional Servicing Obligations                                                                         -
(xxxv)     Remainder to Beneficial Interest                                                                         -
                                                                                               ----------------------
                                                                                                        65,657,146.99

Analysis of Liquidity Reserve Amount

First Collection Account Top-up                             33,000,000.00
Second Collection Account Top-up                            10,000,000.00
Third Collection Account Top-up                              5,000,000.00
Fourth Collection Account Top-up                             4,000,000.00
                                                    ----------------------
  Total Liquidity Reserve Amount                            52,000,000.00                              (52,000,000.00)

             Total Payments with respect to Payment Date
                                                                                                ----------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xviii) above                     13,657,146.99
                                                                                                ----------------------

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4. Payments on the Notes by Subclass
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                                                                 Subclass              Subclass                 Class
(a) Floating Rate Notes                                               A-1                   A-2                     B
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
Applicable LIBOR                                                 6.62625%              6.62625%              6.62625%
Applicable Margin                                                0.48000%              0.50000%              1.15000%
Applicable Interest Rate                                         7.10625%              7.12625%              7.77625%
Actual Number of Days                                                  29                    29                    29
Interest Amount Paid                                         2,933,795.57          1,978,395.48            780,635.55
Additional Interest Paid                                                -                     -                     -
Maturity Step-up Interest Amount Paid                                   -                     -                     -
Registration Step-up Interest Amount Paid                               -                     -                     -
----------------------------------------------------------------------------------------------------------------------
Total Interest Paid                                          2,933,795.57          1,978,395.48            780,635.55
----------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                                  May 15, 2004         June 15, 2008          May 15, 2016
Excess Amortization Date                                     May 15, 2004         June 15, 1999         June 15, 1999

Original Balance                                           512,500,000.00        400,000,000.00        126,500,000.00
Opening Outstanding Principal Balance                      512,500,000.00        344,632,762.12        124,618,527.39
Total Principal Distribution Amount                                     -          2,669,266.72            718,086.67
Redemption Amount:
  Amount allocable to principal                                         -                     -                     -
  Amount allocable to premium                                           -                     -                     -
----------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                      512,500,000.00        341,963,495.40        123,900,440.72
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                                                                    Class                 Class
(b) Fixed Rate Notes                                                    C                     D
------------------------------------------------------------------------------------------------

Applicable Interest Rate                                            8.00%                11.00%
Number of Days                                                         30                    30
Interest Amount Payable                                        706,666.67            586,666.67
Additional Interest Paid                                                -                     -
Registration Step-up Interest Amount Paid                               -                     -
------------------------------------------------------------------------------------------------
Total Interest Paid                                            706,666.67            586,666.67
------------------------------------------------------------------------------------------------

Expected Final Payment Date                                 July 15, 2016       August 15, 2016
Excess Amortization Date                                    July 15, 2016          May 15, 2009

Original Balance                                           106,000,000.00         64,000,000.00
Opening Outstanding Principal Balance                      106,000,000.00         64,000,000.00
Total Principal Distribution Amount                                     -                     -

                                  Page 3 of 4

Redemption Amount:
 Amount allocable to principal                                          -                     -
 Amount allocable to premium                                            -                     -
------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                      106,000,000.00         64,000,000.00
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
5. Floating Rate Note information for next Interest Accrual Period
----------------------------------------------------------------------------------------------------------------------

Next Payment Date                                      September 15, 2000
Next Calculation Date                                  September 11, 2000
Reference Date                                            August 11, 2000

                                                                 Subclass              Subclass                 Class
                                                                      A-1                   A-2                     B
----------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                                 6.61875%              6.61875%              6.61875%
Applicable Margin                                                0.48000%              0.50000%              1.15000%
Applicable Interest Rate                                         7.09875%              7.11875%              7.76875%

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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                                 Subclass              Subclass                 Class
(a) Floating Rate Notes                                               A-1                   A-2                     B
----------------------------------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance                          100,000.00             86,158.19             98,512.67
Total Principal Payments                                                -                667.32                567.66
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Closing Outstanding Principal Balance                          100,000.00             85,490.87             97,945.01

Total Interest                                                     572.45                494.60                617.10
Total Premium                                                           -                     -                     -
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                                                                    Class                 Class
(b) Fixed Rate Notes                                                    C                     D
------------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance                          100,000.00            100,000.00
Total Principal Payments                                                -                     -
------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                          100,000.00            100,000.00

Total Interest                                                     666.67                916.67
Total Premium                                                           -                     -
------------------------------------------------------------------------------------------------


Swap Payments to be made on the current Payment Date are included in the 'Analysis of Current Payment Date Distributions'. Swap Receipts to be received on the current Payment Date are considered a Collection and are included in the next Collection Period. The amount of Swap Receipts to be received on the
current Payment Date are as follows:   759,013.02

                                  Page 4 of 4